STATEMENTS OF INCOME - USD ($)	12 Months Ended
	Jan. 31, 2026	Jan. 31, 2025
Revenues
Arbitration award		$ 71,185,029
Interest	$ 953,577	1,955,122
Total revenues	17,523,781	98,595,651
Expenses
Compensation of Trustees	456,370	256,654
Corporate Trustee's administrative fees	62,500	62,500
Professional fees and expenses:
Legal	2,293,101	3,851,378
Accounting and auditing	248,124	238,644
Mining consultant and field representatives	49,799	46,985
Insurance	270,845	276,652
Annual stock exchange fee	81,830	80,020
Transfer agent's and registrar's fees	9,500	4,471
Other Trust expenses	182,944	504,104
Total expenses	3,655,013	5,321,408
Net income	$ 13,868,768	$ 93,274,243
WEIGHTED AVERAGE NUMBER OF UNITS OUTSTANDING (in units)	13,120,010	13,120,010
Net income per unit (Note 2) (in dollars per unit)	$ 1.057	$ 7.109
Royalties under amended lease agreements
Revenues
Royalty Revenue	$ 15,819,713	$ 24,866,656
Royalties under Peters Lease fee
Revenues
Royalty Revenue	$ 750,491	$ 588,844